Exhibit 99.1

Playtika Holding Corp. Reports Fourth Quarter 2021 Results

Fourth Quarter Revenue Increased 13.2% Year-Over-Year
Full Year 2021 Revenue Increased 8.9% Year-Over-Year
January 2022 Revenue Increases 9.2% Year Over Year to Monthly Record
Announced Plans to Evaluate Strategic Alternatives

Herzliya, Israel – February 24, 2022 - Playtika Holding Corp. (NASDAQ: PLTK) today released financial results for its fourth quarter for the period ending December 31, 2021.

Fourth Quarter 2021 Financial Highlights:

•Fourth quarter revenue grew to $649.0 million compared to $573.5 million in the prior year period.
•Net income grew to $102.3 million compared to $76.0 million in the prior year period.
•Adjusted EBITDA, a non-GAAP financial measure defined below, was $212.5 million compared to $210.4 million in the prior year period.
•Cash and cash equivalents and short-term bank deposits totaled $1,117.1 million as of December 31st, 2021 with $600 million in additional borrowing capacity pursuant to our Revolving Credit Facility, resulting in more than $1.7 billion of available liquidity.

2021 Financial Highlights:

•2021 revenue grew to $2,583.0 million compared to $2,371.5 million in the prior year.
•Net income grew to $308.5 million compared to $92.1 million in the prior year.
•Adjusted EBITDA grew as well to $982.7 million compared to $941.6 million in the prior year.

Robert Antokol, Chief Executive Officer stated: “Our fourth quarter results demonstrate the ongoing strength of Playtika and the growth potential of the business. In 2021, we extended our leadership in mobile gaming and expanded our vision to reach beyond games into gamifiable apps with the acquisition of Redecor as the world of games, lifestyle and entertainment converge. In addition, we significantly enhanced our proprietary technological edge including our Boost platform, which continues to be a differentiator for the company. We are excited by the opportunities that Playtika can achieve, and I want to thank our employees for their tireless work and dedication in making this possible.”

Craig Abrahams, President and Chief Financial Officer, added: “Our results exceeded our latest guidance for both revenue and Adjusted EBITDA for the year and January started the year strong. Fourth quarter revenue growth accelerated to 13% year-over-year, driven by sustained execution across our portfolio with our casual games now comprising over 50% of revenue. This was achieved with year-over-year eCPI growth of only 5.8% which demonstrates the strength of our proprietary user acquisition technology helping to continue to support strong margins.”

Fourth Quarter 2021 Operational Highlights

•Casual portfolio grew revenue 31.5% year-over-year, comprising 51.8% of total revenue
•Average Daily Payer Conversion increased to 3.0%, up from 2.6% in Q4’20
•Direct to Consumer platforms grew to 21.7% of overall revenues in Q4’21, compared with 15.5% in Q4’20
•World Series of Poker experienced success in the fourth quarter, growing 7.7% year-over-year, and 7.3% quarter-over-quarter

•Core franchise game Bingo Blitz grew 17.7% year-over-year and Caesars Casino celebrated 10-years since release with 7.1% year-over-year growth
•More recent titles demonstrate growth potential as Solitaire Grand Harvest grew revenue 60.1% year-over-year and June’s Journey grew 36% year-over-year

January Operational Highlights Update

•Revenue grew 9.2% year-over-year and 7.2% month-over-month
•Average DPU grew 12.8% year-over-year and 4.0% month-over-month
•Average Daily Payer Conversion increased to 3.2%, up from 2.8% in January 2021

Company To Pursue Strategic Alternatives

Playtika separately announced today that its Board of Directors has initiated a process to evaluate the Company’s potential strategic alternatives to maximize value for stockholders. As part of the process, the Board intends to consider a full range of strategic alternatives, which could include a sale of the company or other possible transactions.

Conference Call

Pursuant to the Company’s obligations under its credit agreement, Playtika will hold a conference call to discuss fourth quarter and 2021 results on March 1, 2022 at 5:30 a.m. Pacific time, 8:30 a.m. Eastern time, as originally scheduled. Given the circumstances, the Company will not be discussing any matters related to the process of evaluating strategic alternatives nor any forward looking items. The call and presentation associated with these results can be found at Playtika’s investor relations website: https://investors.playtika.com at that time.

Summary Operating Results of Playtika Holding Corp.

	Three months ended December 31,		Year ended December 31,
(in millions of dollars, except percentages, Average DPUs, and ARPDAU)	2021	2020	2021	2020
Revenues	$649.0	$573.5	$2,583.0	$2,371.5
Total cost and expenses	$537.0	$431.2	$2,020.8	$1,984.3
Operating income	$112.0	$142.3	$562.2	$387.2
Net income	$102.3	$76.0	$308.5	$92.1
Adjusted EBITDA	$212.5	$210.4	$982.7	$941.6
Net income margin	15.8%	13.3%	11.9%	3.9%
Adjusted EBITDA margin	32.7%	36.7%	38.0%	39.7%

Non-financial performance metrics
Average DAUs	10.3	10.5	10.4	11.2
Average DPUs (in thousands)	311	272	300	285
Average Daily Payer Conversion	3.0%	2.6%	2.9%	2.6%
ARPDAU	$0.68	$0.59	$0.68	$0.58
Average MAUs	33.0	31.2	34.0	34.2

About Playtika Holding Corp.

Playtika Holding Corp. is a mobile gaming entertainment market leader with 35 million monthly active users across a portfolio of multiple games titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has 20 offices worldwide and a talent base of over 4,000 employees.

Forward Looking Information

This press release may contain forward-looking statements within the meaning of federal securities laws. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Further, statements that include words such as "anticipate," "believe," "continue," "could," "estimate," "expect," “framework,” "intend," "may," "might," “potential,” "present," "preserve," "project," "pursue," “range,” "will," or "would," or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•our reliance on third-party platforms, such as the iOS App Store, Facebook, and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies;
•our reliance on a limited number of games to generate the majority of our revenue;
•our reliance on a small percentage of total users to generate a majority of our revenue;
•our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models;
•our inability to complete acquisitions and integrate any acquired businesses successfully could limit our growth or disrupt our plans and operations;
•we may be unable to successfully develop new games;
•our ability to compete in a highly competitive industry with low barriers to entry;
•we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments;
•the impact of the COVID-19 pandemic on our business and the economy as a whole;
•our controlled company status;
•legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations;
•risks related to our international operations and ownership, including our significant operations in Israel, Ukraine and Belarus and the fact that our controlling stockholder is a Chinese-owned company;
•our reliance on key personnel;
•security breaches or other disruptions could compromise our information or our players’ information and expose us to liability;
•changes in tax laws, tax rates or tax rulings, the examination of our tax positions, or our ability to qualify for and enjoy certain tax benefits; and
•our inability to protect our intellectual property and proprietary information could adversely impact our business.

Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially, from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations.

PLAYTIKA HOLDING CORP.
CONSOLIDATED BALANCE SHEETS
(In millions, except for per share data)

	December 31,
	2021	2020
ASSETS
Current assets
Cash and cash equivalents	$1,017.0	$520.1
Short-term bank deposits	100.1	—
Restricted cash	2.0	3.5
Accounts receivable	143.7	129.3
Prepaid expenses and other current assets	72.9	101.6
Total current assets	1,335.7	754.5
Property and equipment, net	103.3	98.5
Operating lease right of use assets	89.4	73.4
Intangible assets other than goodwill, net	417.3	327.7
Goodwill	788.1	484.8
Deferred tax assets, net	38.3	28.5
Investment in unconsolidated entities	17.8	1.5
Other non-current assets	13.4	7.3
Total assets	$2,803.3	$1,776.2

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Current maturities of long-term debt	$12.2	$104.6
Accounts payable	45.7	34.6
Operating lease liabilities, current	17.2	16.4
Accrued expenses and other current liabilities	494.6	484.8
Total current liabilities	569.7	640.4
Long-term debt	2,422.9	2,209.8
Contingent consideration	28.7	—
Employee related benefits and other long term liabilities	23.7	16.1
Operating lease liabilities, long-term	82.3	67.0
Deferred tax liabilities, net	53.7	86.4
Total liabilities	3,181.0	3,019.7
Commitments and contingencies
Stockholders' equity (deficit)
Common stock of US $0.01 par value: 1,600.0 shares authorized and 411.1 issued and outstanding at December 31, 2021; 400.0 shares authorized and 391.1 shares issued and outstanding as of December 31, 2020	4.1	3.9
Additional paid-in capital	1,032.9	462.3
Accumulated other comprehensive loss	3.2	16.7
Accumulated deficit	(1,417.9)	(1,726.4)
Total stockholders' deficit	(377.7)	(1,243.5)
Total liabilities and stockholders’ equity (deficit)	$2,803.3	$1,776.2

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In millions, except for per share data)

	Three months ended December 31,		Year ended December 31,
	2021	2020	2021	2020
Revenues	$649.0	$573.5	$2,583.0	$2,371.5
Costs and expenses
Cost of revenue	182.9	173.5	729.0	712.2
Research and development expenses	118.2	76.8	386.7	268.9
Sales and marketing expenses	154.0	134.2	581.7	502.0
General and administrative expenses	81.9	46.7	323.4	501.2
Total costs and expenses	537.0	431.2	2,020.8	1,984.3
Income from operations	112.0	142.3	562.2	387.2
Interest expense and other, net	29.2	43.7	153.8	192.8
Income before income taxes	82.8	98.6	408.4	194.4
Provision (benefit) for income taxes	(19.5)	22.6	99.9	102.3
Net income	102.3	76.0	308.5	92.1
Other comprehensive income (loss)
Foreign currency translation	(5.9)	10.7	(18.6)	19.6
Change in fair value of derivatives	6.0	—	5.1	—
Total other comprehensive income (loss)	0.1	10.7	(13.5)	19.6
Comprehensive income	$102.4	$86.7	$295.0	$111.7

Net income per share attributable to common stockholders, basic	$0.25	$0.19	$0.75	$0.24
Net income per share attributable to common stockholders, diluted	$0.25	$0.19	$0.75	$0.24
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	409.6	391.1	408.9	384.7
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	411.6	392.0	411.0	384.7

PLAYTIKA HOLDING CORP.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)

	Year ended December 31,
	2021	2020
Cash flows from operating activities	$551.7	$517.7
Cash flows from investing activities
Purchase of property and equipment	(47.4)	(54.1)
Capitalization of internal use software costs	(33.1)	(33.3)
Purchase of intangible assets	(19.1)	(10.7)
Payments for business combinations, net of cash acquired	(394.1)	—
Short-term bank deposits	(100.0)	—
Purchase of long-term investments	(17.8)	—
Other investing activities	2.1	—
Net cash used in investing activities	(609.4)	(98.1)
Cash flows from financing activities
Proceeds from bank borrowings	887.7	—
Repayments on bank borrowings	(965.3)	—
Proceeds from issuance of unsecured notes, net	178.9	—
Proceeds from issuance of common stock, net	470.4	(2.4)
Payment of debt issuance costs	(12.0)	—
Borrowings under revolving credit facility	—	250.0
Repayment of term loan and revolving credit facility	—	(408.3)
Payment of tax withholdings on stock-based payments	—	(15.7)
Net cash out flow for business acquisitions and other	—	(4.9)
Net cash provided by (used in) financing activities	559.7	(181.3)
Effect of exchange rate changes on cash and cash equivalents	(6.6)	13.3
Net change in cash, cash equivalents and restricted cash	495.4	251.6
Cash, cash equivalents and restricted cash at the beginning of the period	523.6	272.0
Cash, cash equivalents and restricted cash at the end of the period	$1,019.0	$523.6

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measure in each case as determined in accordance with GAAP.

Below is a reconciliation of net income, the closest GAAP financial measure, to Adjusted EBITDA. We define Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) legal settlements, (vii) contingent consideration, (viii) acquisition and related expenses, (ix) long-term compensation plan, (x) M&A related retention payments, and (xi) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues.

We supplementally present Adjusted EBITDA and Adjusted EBITDA Margin because they are key operating measures used by our management to assess our financial performance. Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to investors and analysts in highlighting trends in our operating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Adjusted EBITDA and Adjusted EBITDA Margin to supplement GAAP measures of performance in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer companies using similar measures. We evaluate Adjusted EBITDA and Adjusted EBITDA Margin in conjunction with our results according to GAAP because we believe they provide investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone. Adjusted EBITDA and Adjusted EBITDA Margin should not be considered as alternatives to net income as a measure of financial performance, or any other performance measure derived in accordance with GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin as calculated herein may not be comparable to similarly titled measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA and Adjusted EBITDA Margin should not be construed as an inference that our future results will be unaffected by unusual or unexpected items.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In millions)

	Three months ended December 31,		Year ended December 31,
(In millions)	2021	2020	2021	2020
Net income	$102.3	$76.0	$308.5	$92.1
Provision for income taxes	(19.5)	22.6	99.9	102.3
Interest expense and other, net	29.2	43.7	153.8	192.8
Depreciation and amortization	42.5	34.2	145.5	119.2
EBITDA	154.5	176.5	707.7	506.4
Stock-based compensation(1)	27.6	11.2	100.4	276.0
Acquisition and related expenses(2)	(6.5)	1.4	36.7	31.4
Legal settlement(3)	—	—	—	37.6
Long-term cash compensation(4)	24.2	16.3	112.7	67.6
M&A related retention payments(5)	12.2	1.0	21.3	15.1
Other items(6)	0.5	4.0	3.9	7.5
Adjusted EBITDA	$212.5	$210.4	$982.7	$941.6
Net income margin	15.8%	13.3%	11.9%	3.9%
Adjusted EBITDA margin	32.7%	36.7%	38.0%	39.7%
_________

(1)    Reflects, for the three months and year ended December 31, 2021 and 2020, stock-based compensation expense related to the issuance of equity awards to certain of our employees.
(2)    Amounts for the year ended December 31, 2021 primarily relate to bonus expenses paid as a result of the successful initial public offering of the Company’s stock in January 2021. Amounts for the three months ended December 31, 2021 also include adjustments to contingent consideration payable recorded after the acquisition date. Amounts for the three months and year ended December 31, 2020 includes third-party fees for actual or planned acquisitions, including related legal, consulting and other expenditures.
(3)    Reflects legal settlement expense of $37.6 million for the year ended December 31, 2020.
(4)    Includes expenses recognized for grants of annual cash awards to employees pursuant to our Retention Plans, which awards are incremental to salary and bonus payments, and which plans expire in 2024.
(5)    Includes retention awards to key individuals associated with acquired companies as an incentive to retain those individuals on a long-term basis.
(6)    Amounts for the years ended December 31, 2021 and 2020 include business optimization expenses.

Contacts

Investor Relations	Press Contact
Playtika	Teneo
David Niederman	Stephen Cohen
davidni@playtika.com	Stephen.Cohen@teneo.com
347-489-6602